UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2026
TRISALUS LIFE SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39813	85-3009869
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6272 W 91st Ave, Westminster, Colorado		80031
(Address of principal executive office)		(Zip Code)
(888) 321-5212
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	TLSI	Nasdaq Global Market
Warrants, each whole warrant exercisable for one share of registrant's common stock at an exercise price of $11.50 per share	TLSIW	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 14, 2026, TriSalus Life Sciences, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”).
A total of 41,728,676 shares of our Common Stock, or 67.9% of the total outstanding shares, of our Common Stock were represented at the Meeting. The final voting results for each of the matters submitted to a stockholder vote at the Meeting are set forth below:
1.The two nominees for Directors were elected to serve three-year terms to expire at the annual meeting of stockholders in 2029, as follows:

Nominee	For	Withhold	Broker Non-Votes
Mary Szela	31,393,310	2,614,246	7,721,120
Gary Gordon	31,339,161	2,668,395	7,721,120
2.The appointment of Grant Thornton, LLP to serve as our independent registered accounting firm for the fiscal year ending December 31, 2026 was ratified by the stockholder vote:

For	Against	Abstain
41,098,385	28,667	601,624
3.The proposal to approve, on an advisory basis, a three-year frequency with which the Company should conduct future stockholder advisory votes on named executive officer compensation was approved by the stockholder vote:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
12,656,430	736,931	20,348,386	265,809	7,721,120
After considering the results of the advisory vote, the Board of Directors approved a resolution that the Company will hold future stockholder advisory votes on named executive officer compensation every three years.
4.The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved by the stockholder vote:

For	Against	Abstain	Broker Non-Votes
32,625,082	1,206,105	176,369	7,721,120

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2026	TriSalus Life Sciences, Inc.

	By:	/s/ David Patience
		Name:	David Patience
		Title:	Chief Financial Officer